SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2006
                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

                       DELAWARE                 0-19410
              (State or Other Jurisdiction (Commission File Number)
                      of Incorporation)

                 155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

                  Point Therapeutics, Inc. ("Point") issued a press release on May 31, 2006 announcing that new data evaluating talabostat's anti-tumor activity in Phase 2 studies in advanced chronic lymphocytic leukemia (CLL), metastatic melanoma, metastatic colorectal cancer and in a preclinical osteosarcoma model will be presented in four separate presentations at the 42nd American Society of Clinical Oncology (ASCO) Annual Meeting in Atlanta, Georgia.


                  A copy of the press release dated May 31, 2006 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

                  99.1 - Press release issued by Point dated May 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


June 1, 2006                      By: /s/ Donald R. Kiepert, Jr.
                                      -------------------------
                                Name: Donald R. Kiepert, Jr.
                               Title: President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Point Therapeutics, Inc. ("Point") issued a press release on
            May 31, 2006 announcing that new data evaluating talabostat's anti-tumor activity in Phase 2 studies in advanced chronic lymphocytic leukemia (CLL), metastatic melanoma, metastatic colorectal cancer and in a preclinical osteosarcoma model will be presented in four separate presentations at the 42nd
            American Society of Clinical Oncology (ASCO) Annual Meeting in
            Atlanta, Georgia.